UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________
FORM 8-K/A (Amendment No. 1) __________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 5, 2015 (September 1, 2015)
Townsquare Media, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	333-197002 (Commission File Number)	27-1996555 (I.R.S. Employer Identification No.)
240 Greenwich Avenue Greenwich, Connecticut 06830 (203) 861-0900 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices) __________________
Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 435 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets

On September 4, 2015, Townsquare Media, Inc. (the “Company”) filed its Current Report on Form 8-K in connection with the completion of the acquisition of Heartland Group, LLC and its subsidiaries ("Heartland"), including North American Midway Entertainment, LLC.
This Form 8-K/A amends the Form 8-K the Company filed on September 4, 2015 to include (i) audited consolidated financial statements as at December 31, 2014 and 2013, and for each of the three years ended December 31, 2014 of Heartland, (ii) Heartland’s unaudited consolidated financial information for the six months ended June 30, 2015 and (iii) the unaudited pro forma consolidated financial information related to the Company's acquisition of Heartland, required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements for Businesses Acquired.

The Heartland audited consolidated financial statements as at December 31, 2014 and 2013, and for each of the three years ended December 31, 2014 are attached as Exhibits 99.3 and 99.4 to this Form 8-K/A.
The Heartland unaudited consolidated financial information for the six months ended June 30, 2015 are attached as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial information related to the Company's acquisition of Heartland is attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i)	Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2015.

(ii)	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014.

(iii)	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2015.

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP, Independent Auditor.

99.1	Unaudited Pro Forma Consolidated Financial Information.

99.2	Heartland Group LLC and Subsidiaries Unaudited Consolidated Financial Statements for the Six Months Ended June 30, 2015 and 2014.

99.3	Heartland Group LLC and Subsidiaries Audited Consolidated Financial Statements for the Years Ended December 31, 2014 and 2013.

99.4	Heartland Group LLC and Subsidiaries Audited Consolidated Financial Statements for the Years Ended December 31, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: November 5, 2015

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP, Independent Auditor.

99.1	Unaudited Pro Forma Consolidated Financial Information.

99.2	Heartland Group LLC and Subsidiaries Unaudited Consolidated Financial Statements for the Six Months Ended June 30, 2015 and 2014.

99.3	Heartland Group LLC and Subsidiaries Audited Consolidated Financial Statements for the Years Ended December 31, 2014 and 2013.

99.4	Heartland Group LLC and Subsidiaries Audited Consolidated Financial Statements for the Years Ended December 31, 2013 and 2012.

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